Exhibit 10.22

Cision Ltd.

Dealer Manager and Solicitation Agent Agreement

New York, New York

April 17, 2018

Citigroup Global Markets Inc.,
   as Dealer Manager
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

Cision Ltd., a Cayman Islands exempted company (the “Company” or “we”), plans to make offers (each such offer as described in the Prospectus (as defined below), together with the related Consent Solicitation (as defined below), an “Exchange Offer,” and collectively, the “Exchange Offers”), for any and all of its outstanding warrants (as set forth in the Prospectus) (the “Warrants”) in exchange for consideration consisting of 0.26 ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), for each Warrant tendered, on the terms and subject to the conditions set forth in the Offering Documents (as defined below). Certain terms used herein are defined in Section 21 hereof.

Concurrently with making the offers to exchange described in the preceding paragraph, the Company plans to solicit consents (the “Consents”) from the holders of Warrants (each as described in the Offering Documents, a “Consent Solicitation,” and collectively, the “Consent Solicitations”) to certain amendments to the terms of the Warrants. Subject to the terms and conditions set forth in the Offering Documents, if Consents are received from the holders of at least a majority of the outstanding Warrants, the proposed amendments (the “Amendments”) shall be adopted as to the Warrants.

Any reference herein to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, which were filed under the Exchange Act on or before the filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the initial filing of the Pre-Effective Registration Statement, the Effective Date or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

1.       Appointment as Dealer Manager and Solicitation Agent.

(a)       Citigroup Global Markets Inc. (“Citi”) will act as the exclusive dealer manager and solicitation agent for the Exchange Offers and the Consent Solicitations (the “Dealer Manager” or “you”) in accordance with your customary practices, including without limitation to use commercially reasonable efforts to solicit tenders pursuant to the Exchange Offers, the solicitation of Consents pursuant to the Consent Solicitations and assisting in the distribution of the Offering Documents and to perform such services as are customarily performed by investment banking firms acting as dealer managers and solicitation agents of exchange offers of like nature.

(b)       You agree that all actions taken by you as Dealer Manager have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which you are a member and of FINRA.

(c)       The Dealer Manager, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Warrants it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Dealer Manager has no obligation to the Company, pursuant to this Agreement or otherwise, to tender or refrain from tendering Warrants beneficially owned by it in any Exchange Offer (or to deliver Consents in any related Consent Solicitation). The Dealer Manager acknowledges and agrees that if any Exchange Offer is not consummated for any reason, the Company shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Warrants from the Dealer Manager or otherwise to hold the Dealer Manager harmless with respect to any losses it may incur in connection with the resale to any third parties of any Warrants.

(d)       The Company agrees that it will not file, use or publish any material in connection with the Exchange Offers, use the name Citi, Citigroup Global Markets Inc. or refer to you or your relationship with the Company, without your prior written consent to the form of such use or reference. There shall be no fee for any such permitted use or reference other than as set forth herein.

2.       Compensation. The Company shall pay to you in respect of your services as Dealer Manager the fee set forth in the attached Schedule A (the “Fee”). The Company shall also promptly reimburse you, without regard to consummation of the Exchange Offers, for your reasonable out-of-pocket expenses in preparing for and performing your functions as Dealer Manager, including the reasonable fees, costs and out-of-pocket expenses of your counsels for their representation of you in connection therewith, not exceeding in the case of such counsels’ fees, costs and out-of-pocket expenses, $150,000.

3.       Representations and Warranties. The Company represents and warrants to and agrees with you as set forth below in this Section 3:

(a)       Form S-4. The Company has prepared and filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Ordinary Shares in connection with the Exchange Offer. The Pre-Effective Registration Statement will have been declared effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any other federal, state or local or other governmental or regulatory agency, authority or instrumentality or court or arbitrator for the amending or supplementing of the Offering Documents or for additional information has been complied with. As filed, the Prospectus shall contain all information required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offer as contemplated by this Agreement.

(b)       Pre-Effective Registration Statement, Registration Statement, Preliminary Prospectus and Prospectus. (i) The Pre-Effective Registration Statement and any amendment thereto, as of the Commencement Date, the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, and the Preliminary Prospectus and any amendments and supplements thereto, as of its date, the Commencement Date and the Exchange Date, comply, and will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (ii) the Prospectus (together with any supplement and amendment thereto), as of the date it is first filed in accordance with Rule 424(b) under the Securities Act (if it is so filed) and the Exchange Date, will comply, in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder (including Rule 13e-4 and Rule 14e under the Exchange Act), (iii) the Pre-Effective Registration Statement and any amendment thereto as of the Commencement Date, and the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date, did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus as of its date did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus (together with any supplement or amendment thereto), as of the date it is first filed in accordance with Rule 424(b) (if required), the Expiration Date and the Exchange Date, will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Pre-Effective Registration Statement, the Registration Statement, any Preliminary Prospectus or the Prospectus (or any supplement or amendment thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Dealer Manager expressly for inclusion therein (the “Dealer Manager Information”), it being understood that the Dealer Manager Information shall include only the name and the contact information of the Dealer Manager.

(c)       Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement and the Prospectus and the Schedule TO, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Manager Information.

(d)       Schedule TO. (i) on the Commencement Date, the Company will duly file with the Commission the Schedule TO pursuant to Rule 13e-4 promulgated by the Commission under the Exchange Act, a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been or will be furnished to the Dealer Manager; (ii) any amendments to the Schedule TO and the final form of all such documents filed with the Commission or published, sent, or given to holders of Warrants will be furnished to you prior to any such amendment, filing, publication, or distribution; (iii) the Schedule TO as so filed and as amended or supplemented from time to time will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and (iv) the Schedule TO as filed or as amended or supplemented from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading, except that the Company makes no representation or warranty with respect to any statement contained in, or any matter omitted from, the Schedule TO and in conformity with the Dealer Manager Information.

(e)       Rule 165 Material. The Rule 165 Material when filed with the Commission complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions in the Rule 165 Material made in reliance upon and in conformity with the Dealer Manager Information.

(f)       No Stop Orders. No stop order suspending the effectiveness of the Registration Statement has been issued by the Commission.

(g)       Emerging Growth Company. As of the date hereof, the Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(h)       Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(i)       Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly in all material respects the information required to be stated therein; and the other financial information included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus.

(j)       No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) there has not been any change in the share capital (other than the issuance of Ordinary Shares upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of shares or capital stock, or any material adverse change, or any development that would reasonably be expected to cause a material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus.

(k)       Organization and Good Standing. The Company and each of its subsidiaries have been duly incorporated or organized and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. The subsidiaries listed in Schedule 3 to this Agreement are the only significant subsidiaries of the Company.

(l)       Capitalization. The Company has an authorized capitalization as set forth in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus under the heading “Capitalization”; all the outstanding shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Preliminary Prospectus and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus; and all the outstanding shares or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, including liens, encumbrances and restrictions imposed in connection with or permitted under the debt described under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Debt Obligations.” The Ordinary Shares to be issued in exchange for the Warrants as contemplated by the Offering Documents have been duly authorized for issuance and sale by the Company, and, when issued and delivered as contemplated therein, will be duly and validly issued, fully paid and nonassessable; neither the filing of the Registration Statement nor the issuance of the Ordinary Shares as contemplated by the Offering Documents will give rise to any preemptive or similar rights, other than those which have been waived or satisfied.

(m)       Required Filings. The Company has filed with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(n)       Compliance. The Company has complied in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Company has not received from the Commission any written comments, questions or requests for modification of disclosure in respect of any reports filed with the Commission pursuant to the Exchange Act, except for comments, questions or requests (i) that have been satisfied by the provision of supplemental information to the staff of the Commission, or (ii) in respect of which the Company has agreed with the staff of the Commission to make a prospective change in future reports filed by it with the Commission pursuant to the Exchange Act, of which agreement the Dealer Manager and its counsel have been made aware.

(o)       Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(p)       Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(q)       Dealer Manager and Solicitation Agent Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(r)       No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(s)       No Conflicts. The execution, delivery and performance by the Company of this Agreement, the conduct and consummation of the Exchange Offers and the consummation by the Company of any other transactions contemplated by this Agreement or the Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having authority over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(t)       No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority having authority over the Company is required for the execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated by this Agreement, except for the registration of the Ordinary Shares and the Warrants under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the Exchange Offer and Consent Solicitation.

(u)       Legal Proceedings. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or would reasonably be expected to become a party or to which any property of the Company or any of its subsidiaries is or would reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such Actions are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus that are not so described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Pre-Effective Registration Statement or Registration Statement or described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus that are not so filed as exhibits to the Pre-Effective Registration Statement and Registration Statement or described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus.

(v)       Independent Accountants. PricewaterhouseCoopers LLP, who has certified certain financial statements of the Company and its subsidiaries, Ernst & Young LLP, who has certified certain financial statements of Vocus, Inc. and PRN Group, and Marcum LLP, who has certified certain financial statements of Capitol Acquisition Corp. III, is each an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(w)       Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(x)       Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect: (i) the Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and similar rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Company and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property of the Company and their subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(y)       Data Privacy. The Company and its subsidiaries have operated their business in material compliance with all applicable privacy, data security and data protection laws and regulations applicable to the receipt, collection, handling, processing, sharing, transfer, usage, disclosure and storage of personally identifiable information, financial and other highly confidential information and data that the Company or its subsidiaries receive, collect, handle, process, share, transfer, use, disclose, or store in the operation of their respective businesses (collectively, “Personal and Device Data”), except where any failures to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have, and are in compliance with their, policies and procedures designed to ensure the Company and its subsidiaries comply in all material respects with such privacy, data security and data protection laws. To the knowledge of the Company, the Company has not experienced any security incident that has resulted in unauthorized third-party acquisition of, or access to, Personal and Device Data, except where any such incidents would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)       No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus and that is not so described in such documents.

(aa) Investment Company Act. The Company is not, and after giving effect to the consummation of the Exchange Offer or the Consent Solicitation will not be, required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(bb) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) Licenses and Permits. The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as described in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(dd) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(ee) Certain Environmental Matters. (i) The Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Preliminary Prospectus and the Prospectus, (x) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company or its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(ff) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(gg) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(hh) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in eXtensible Business Reporting Language included in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, except as disclosed in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ii)       eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(jj) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally deemed adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(kk) No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ll) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(mm) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(nn) No Restrictions on Subsidiaries. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(oo)       No Solicitation. The Company has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of its securities or (ii) soliciting tenders or Consents by holders of Warrants pursuant to the Exchange Offers (except as contemplated in this Agreement).

(pp) No Registration Rights. Except as described in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Pre-Effective Registration Statement or the Registration Statement with the Commission.

(qq) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the Exchange Offers.

(rr) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included in any of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(tt) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu) Registration Fees. The Company has paid the registration fee for Registration Statement pursuant to Rule 456(a) under the Securities Act or will pay such fee within the time period required by such rule and in any event prior to the Exchange Date.

(vv) No Ratings. There are (and prior to the Exchange Date, will be) no debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act.

(ww) Stamp Taxes. Except for any net income, capital gains or franchise taxes imposed on the Dealer Manager by the Cayman Islands or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Dealer Manager and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Dealer Manager in the Cayman Islands, the United States or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, or (B) the issuance and delivery of the Ordinary Shares in the Exchange Offers in the manner contemplated by this Agreement and the Prospectus.

(xx)       No Immunity. Neither the Company nor any of its subsidiaries or their properties or assets has immunity under the Cayman Islands, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 18(d) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(yy) Enforcement of Foreign Judgments. A judgment obtained in a U.S. federal or New York state court located in the State of New York will be recognized and enforced in the courts of the Cayman Islands without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Grand Court of the Cayman Islands, where the judgment: (i) is final and conclusive, (ii) is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules; (iii) is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief, and (iv) was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

(zz) Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and will be honored by the courts of the Cayman Islands, subject to the restrictions described under the caption “Risk Factors—Certain judgments obtained against us by our shareholders may not be enforceable” in the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus. The Company has the power to submit, and pursuant to Section 18(e) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(aaa) Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 7 hereof do not contravene Cayman Islands law or public policy.

(bbb) Passive Foreign Investment Company. Subject to the qualifications, limitations, exceptions and assumptions set forth in the Preliminary Prospectus and the Prospectus, the Company does not believe that it was a passive foreign investment company, as defined in section 1297 of the Internal Revenue Code of 1986, as amended, in any tax year ended on or before December 31, 2017.

(ccc) Dividends. Except as disclosed in Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, no approvals are currently required in the Cayman Islands in order for the Company to pay dividends or other distributions declared by the Company to the holders of Ordinary Shares. Under current laws and regulations of the Cayman Islands and any political subdivision thereof, any amount payable with respect to the Ordinary Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the share capital of the Company may be paid by the Company in United States dollars or euros and freely transferred out of the Cayman Islands, and no such payments made to the holders thereof or therein who are non-residents of the Cayman Islands will be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein.

(ddd) Legality. The legality, validity, enforceability or admissibility into evidence of any of the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus and the Prospectus, this Agreement, the Warrants or the Ordinary Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(eee) Legal Action. Holders of the Warrants and the Ordinary Shares and the Dealer Manager are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Ordinary Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in the Cayman Islands may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant.

(fff) Any certificate signed by any officer of the Company and delivered to the Dealer Manager or counsel for the Dealer Manager in connection with the Exchange Offers shall be deemed a representation and warranty by the Company as to matters covered thereby to the Dealer Manager.

4.       Representations, Warranties and Agreements of the Dealer Manager. The Dealer Manager hereby represents, warrants and agrees that the Dealer Manager will not (1) cause to be disseminated to holders, dealers or the public any written material for or in connection with the Exchange Offer or Consent Solicitation other than one or more of the Offering Documents, or (2) make any public oral communications relating to the Exchange Offer or the Consent Solicitation that have not been previously approved by the Company except as contemplated in the penultimate sentence of Section 6 of this Agreement.

5.       Agreements. The Company agrees with the Dealer Manager that:

(a)       The Company will furnish to the Dealer Manager and to counsel for the Dealer Manager, without charge, during the period beginning on the Commencement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto in such quantities as the Dealer Manager may reasonably request.

(b)       Prior to the termination of the Exchange Offer and the Consent Solicitation, the Company will not file any amendment to the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus (other than an amendment or supplement as a result of filings by the Company under the Exchange Act of documents incorporated by reference therein) unless the Company has furnished the Dealer Manager a copy of such proposed amendment or supplement, as applicable, for its review prior to filing and will not file any such proposed amendment or supplement to which the Dealer Manager reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective, or filing of the Preliminary Prospectus or the Prospectus is otherwise required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, the Company will cause the Preliminary Prospectus or the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) or in an amendment to the Registration Statement, whichever is applicable, within the time period prescribed. The Company will promptly advise the Dealer Manager (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Preliminary Prospectus or the Prospectus, and any supplement thereto or any document incorporated therein, shall have been filed (if required) with the Commission, (iii) when, prior to termination of the Exchange Offer and the Consent Solicitation, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Pre-Effective Registration Statement or the Registration Statement or supplement to the Preliminary Prospectus or the Prospectus or for any additional information, (v) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or the initiation or threatening of any proceeding for any such purpose, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Ordinary Shares for sale in any jurisdiction within the United States or the initiation or threatening of any proceeding for such purpose. In the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, the Company will use its reasonable best efforts to obtain its withdrawal. The Company agrees to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable and as much in advance of the Expiration Date as practicable.

(c)       The Company will comply with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Ordinary Shares issued in the Exchange Offer and Consent Solicitation, as contemplated by this Agreement, the Registration Statement and the Prospectus. If, at any time when a prospectus relating to the Exchange Offer or Consent Solicitation is required to be delivered under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder, any event occurs as a result of which the Offering Documents, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents to comply with applicable law, the Company will promptly: (i) (i) notify the Dealer Manager of any such event or non-compliance at which time the Dealer Manager shall be entitled to cease soliciting tenders until such time as the Company has complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Dealer Manager and counsel for the Dealer Manager without charge in such quantities as the Dealer Manager may reasonably request. The Company will also promptly inform the Dealer Manager of any litigation or administrative action with respect to the Exchange Offers.

(d)       The Company agrees to advise the Dealer Manager promptly of (i) any proposal by the Company to withdraw, rescind or modify the Offering Documents or to withdraw, rescind or terminate the Exchange Offer or the Consent Solicitation or the exercise by the Company of any right not to exchange the Warrants pursuant to the Exchange Offer or the Consent Solicitation, (ii) its awareness of the issuance of a stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use by the Commission or any other regulatory authority, or the institution or threatening of any proceedings for that purpose (and will promptly furnish the Dealer Manager with a copy of any such order), (iii) its awareness of the occurrence of any development that could reasonably be expected to result in a Material Adverse Change relating to or affecting the Exchange Offer or the Consent Solicitation and (iv) any other non-privileged information relating to the Exchange Offer, the Consent Solicitation, the Offering Documents or this Agreement which the Dealer Manager may from time to time reasonably request.

(e)       The Company will make generally available to its security holders and the Dealer Manager as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(f)       The Company will arrange, if necessary, for the qualification of the Ordinary Shares for offer or sale in connection with the Exchange Offers under the laws of such jurisdictions as the Dealer Manager may designate and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Ordinary Shares in connection with the Exchange Offers, in any jurisdiction in which it is not now so subject. The Company will promptly advise the Dealer Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Ordinary Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g)       The Company will cause all Warrants accepted in the Exchange Offers to be cancelled.

(h)       The Company will cooperate with the Dealer Manager to permit the Ordinary Shares to be eligible for clearance and settlement through The Depository Trust Company.

(i)       The Company agrees not to exchange any Warrants during the period beginning on the Commencement Date and ending on the Exchange Date except pursuant to and in accordance with the Exchange Offer, the Consent Solicitation or as otherwise agreed to in writing by the parties hereto and permitted under applicable laws and regulations.

(j)       None of the Company, its Affiliates or any person acting on its or their behalf will take, directly or indirectly, any action that is designed to cause or result, or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Ordinary Shares or the tender of Warrants in the Exchange Offers.

(k)       The Company has arranged for D.F. King & Co., Inc. to serve as Information Agent and for Continental Stock Transfer & Trust Company to serve as Exchange Agent and authorizes the Dealer Manager to communicate with each of the Information Agent and the Exchange Agent to facilitate the Exchange Offer and the Consent Solicitation.

(l)       The Company will comply in all material respects with the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder, including Rule 13e-4 and Rule 14e-1 under the Exchange Act (including taking the actions necessary to ensure that the procedural requirements of Rule 14e-1 are satisfied), in connection with the Exchange Offer, the Consent Solicitation, the Offering Documents and the transactions contemplated hereby and thereby. The Company will file with the Commission pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offer or the Consent Solicitation that are required to be filed with the Commission, in each case on the date of their first use.

(m)       The Company agrees to pay the costs and expenses relating to the transactions contemplated hereunder, including without limitation the following: (i) the preparation of this Agreement, the issuance of the Ordinary Shares and the fees of the Information Agent and any exchange agent; (ii) the preparation, printing or reproduction of the Offering Documents and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offers; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Ordinary Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Ordinary Shares; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offers; (vi) any registration or qualification of the Ordinary Shares for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction (including filing fees and the reasonable fees and expenses of counsel for the Dealer Manager relating to such registration and qualification); (vii) transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective participants in the Exchange Offers; (viii) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) fees and expenses incurred in connection with listing the Ordinary Shares on the New York Stock Exchange; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the Exchange Offers.

(n)       The Company will promptly notify the Dealer Manager if the Company ceases to be an Emerging Growth Company at any time prior to the Exchange Date.

(o)       The Company will indemnify and hold harmless the Dealer Manager against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the issuance of the Ordinary Shares by the Company in the Exchange Offers and on the execution and delivery of this Agreement. All indemnity payments to be made by the Company hereunder in respect of this Section 5(p) shall be made without withholding or deduction for or on account of any present or future Cayman Islands taxes, duties or governmental shares whatsoever unless the Company is compelled by law to deduct or with-hold such taxes, duties or charges. In that event, except for any net income, capital gains or franchise taxes imposed on the Dealer Manager by the Cayman Islands or the United States or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Dealer Manager and the jurisdiction imposing such withholding or deductions, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

6.       Conditions to the Obligations of the Dealer Manager. The obligations of the Dealer Manager under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Commencement Date, any date on which Offering Documents are distributed to holders of the Warrants, the Effective Date, the Expiration Date and the Exchange Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)       The Registration Statement shall have become effective on or prior to the Expiration Date.

(b)       As of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission; and the Prospectus shall have been timely filed with the Commission under the Securities Act; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Dealer Manager.

(c)       At the Commencement Date and the Exchange Date, the Company shall have requested and caused the following opinions to have been furnished to the Dealer Manager, in each case addressed to, and in form and substance satisfactory to, the Dealer Manager:

(i)       an opinion and negative assurance letter of Kirkland & Ellis LLP, counsel to the Company, dated the Commencement Date or Exchange Date, as applicable, in form and substance reasonably satisfactory to the Dealer Manager.

(ii)       (1) an opinion of Walkers, Cayman Islands counsel to the Company, dated the Commencement Date or Exchange Date, as applicable, in form and substance reasonably satisfactory to the Dealer Manager.

(d)       At the Commencement Date and the Exchange Date, the Dealer Manager shall have received from Cooley LLP, counsel for the Dealer Manager, such opinion and negative assurance letter, in each case addressed to the Dealer Manager with respect to the Exchange Offers, as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purposes of enabling them to pass upon such matters.

(e)       At the Exchange Date, the Company shall have furnished to the Dealer Manager a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated as of the Exchange Date, to the effect that the signers of such certificate have carefully examined the Offering Documents, any amendment or supplement to the Offering Documents and this Agreement and that:

(i)       the representations and warranties of the Company in this Agreement are true and correct as of the Exchange Date with the same effect as if made on the Exchange Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;

(ii)        no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and

(iii)       since the date of the most recent financial statements included or incorporated by reference in the Offering Documents (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Offering Documents (exclusive of any amendment or supplement thereto).

(f)       At each of the Commencement Date and the Exchange Date, the Company shall have requested and caused Pricewaterhouse Coopers LLP to furnish to the Dealer Manager letters, dated respectively as of the Commencement Date and the Exchange Date, in form and substance reasonably satisfactory to the Dealer Manager. At each of the Commencement Date and the Exchange Date, the Company shall have furnished to the Dealer Manager a certificate, dated respectively as of the Commencement Date and the Exchange Date, and addressed to the Dealer Manager, of its chief financial officer with respect to certain financial data contained in the Preliminary Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Dealer Manager.

(g)       Subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Offering Documents (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Offering Documents (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to market or deliver the Ordinary Shares or solicit tenders of Warrants as contemplated by the Offering Documents (exclusive of any amendment or supplement thereto).

(i)       Prior to the Exchange Date, the Company shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Exchange Offers and the execution, delivery and performance of this Agreement.

(j)       Prior to the Exchange Date, the Company shall have delivered to the Dealer Manager and its counsel such further information, certificates and documents as they may reasonably request.

(k)       Prior to the Exchange Date, the Ordinary Shares shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be cancelled by the Dealer Manager at, or at any time prior to, the Exchange Date. In such event, the Dealer Managers shall be entitled to publicly disclose the cancellation of its participation in the Exchange Offer via press release, subject to prior notification of the Company. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

7.       Indemnification and Contribution.

(a)       The Company agrees to indemnify and hold harmless the Dealer Manager, the directors, officers, employees and agents of the Dealer Manager and each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which the Dealer Manager may become subject under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of, or are based upon (1) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents (or in any amendment or supplement thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (2) the Company’s failure to make or consummate the Exchange Offers or the withdrawal, rescission, termination, amendment or extension of the Exchange Offers or any failure on the Company’s part to comply with the terms and conditions contained in the Offering Documents, (3) any action or failure to act by the Company or its respective directors, officers, agents or employees or by any indemnified party at the request or with the consent of the Company, or (4) otherwise related to or arising out of the Dealer Manager’s engagement hereunder or any transaction or conduct in connection therewith, except that this clause (4) shall not apply with respect to the portion of any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party, and in the case of clause (1), (2) or (3) of this sentence, the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)       The Dealer Manager agrees to indemnify and hold harmless the Company, each of its directors and officers, and each person who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

(c)       Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)       In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Dealer Manager agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Company and the Dealer Manager may be subject in such proportion as is appropriate to reflect the relative benefits received by the Dealer Manager on the one hand and the Company on the other from the Exchange Offers. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Dealer Manager shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Dealer Manager on the other in connection with the statements, omissions, actions or failure to act that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Dealer Manager on the other shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation (whether or not consummated) bears to the fees actually received by the Dealer Manager pursuant to Section 2 hereof (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). For purposes of the preceding sentence, the total value paid or proposed to be paid to holders of Warrants pursuant to the Exchange Offer and the Consent Solicitation shall equal (i) if the Exchange Offer or the Consent Solicitation is consummated, the total market value of the Ordinary Shares (as of the Expiration Date) issued, and the cash consideration paid, in the Exchange Offer and the Consent Solicitation, or (ii) if the Exchange Offer and the Consent Solicitation is not consummated, the total market value (as of the date when the Exchange Offer is terminated or otherwise withdrawn by the Company) of the Ordinary Shares issuable, and the cash consideration payable, in the Exchange Offer and the Consent Solicitation, based on the maximum number of Warrants that could be exchanged in the Exchange Offer and the Consent Solicitation as described in the Preliminary Prospectus Supplement or Prospectus immediately before the termination or withdrawal of the Exchange Offer and the Consent Solicitation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the Company or other conduct by the Company on the one hand or the Dealer Manager on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Dealer Manager agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above (other than with respect to uncovered losses), in no event shall Citi be responsible under this paragraph for any amounts in excess of the amount of the compensation actually paid by the Company to Citi in connection with the engagement (exclusive of amounts paid for reimbursement of expenses under the Agreement, including this Section 7, and amounts paid under this Section 7). Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Dealer Manager within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Dealer Manager shall have the same rights to contribution as such Dealer Manager, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

8.       Non-Disclosure. The Company shall not disclose the provisions of this Agreement to any other person without the prior written consent of the Dealer Manager, unless the Company reasonably determines that the failure to make such disclosure would violate applicable law.

9.       Certain Acknowledgments. The Company understands that you and your affiliates (together, the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research). Members of the Group and businesses within the Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of the Group and/or their clients either now have or may in the future have interests, or take actions, that may conflict with our interests. For example, the Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the Company or other entities connected with the Exchange Offers.

In recognition of the foregoing, the Company agrees that the Group is not required to restrict its activities as a result of this engagement, and that the Group may undertake any business activity without further consultation with or notification to the Company. Neither this Agreement, the receipt by the Group of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Group from acting on behalf of other customers or for its own account. Furthermore, the Company agrees that neither the Group nor any member or business of the Group is under a duty to disclose to the Company or use on behalf of the Company any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Group’s long-standing policy to hold in confidence the affairs of its customers, the Group will not use confidential information obtained from the Company except in connection with its services to, and its relationship with the Company.

The Company hereby acknowledges that you are acting as principal and not as a fiduciary of the Company and the Company’s engagement of you in connection with the transactions contemplated herein is as an independent contractor, on an arms-length basis under this Agreement with duties solely to the Company, and not in any other capacity including as a fiduciary. Neither this Agreement, your performance hereunder nor any previous or existing relationship between the Company and any member of or business within the Group will be deemed to create any fiduciary relationship. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the Company) as against the Group or their respective directors, officers, agents and employees. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the transactions contemplated herein (irrespective of whether any member of or business within the Group has advised or is currently advising the Company on related or other matters).

10.       Termination; Representations, Acknowledgments and Indemnities to Survive.

(a)       Subject to clause (c) below, this Agreement may be terminated by the Company, at any time upon notice to the Dealer Manager, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, or (ii) the Dealer Manager does not comply in all material respects with any material covenant in Section 1.

(b)       Subject to clause (c) below, this Agreement may be terminated by the Dealer Manager, at any time upon notice to the Company, if (i) at any time prior to the Exchange Date, the Exchange Offer and the Consent Solicitation is terminated or withdrawn by the Company for any reason, (ii) the Company does not comply in all material respects with any covenant specified in Section 1, (iii) the Company shall publish, send or otherwise distribute any amendment or supplement to the Offering Documents to which the Dealer Manager shall reasonably object or which shall be reasonably disapproved by the counsel to the Dealer Manager or (iv) the Dealer Manager cancels the Agreement pursuant to Section 6.

(c)       The respective agreements, representations, warranties, acknowledgments, indemnities and other statements of the Company or its officers and of the Dealer Manager set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Dealer Manager or the Company or any of the officers, directors or controlling person of the Company, and will survive delivery of and payment for the Ordinary Shares. The provisions of Section 2, Section 5(m), Section 5(p), Section 7, and Section 17 hereof, and this Section 9(c), shall survive the termination or cancellation of this Agreement.

11.       Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Dealer Manager is required to obtain, verify and record information that identifies its clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Dealer Manager to properly identify its clients.

12.       Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed or delivered to Citigroup Global Markets Inc. at 388 Greenwich Street, 7th Floor, New York, New York 10013, Attention: Liability Management Group: +1 (347) 767-2785, Email: ny.liabilitymanagement@citi.com; or, if sent to the Company, will be mailed or delivered to 130 E. Randolph Street, 7th Floor, Chicago, Illinois 60601, Attention: Chief Financial Officer, Email: jack.pearlstein@cision.com.

13.       Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

14.       Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment. The Company irrevocably appoints Cision US Inc., located at 130 East Randolph Street, 7th Floor, Chicago, IL 60601, as its authorized agent upon which process may be served in any such suit or proceeding, and the Company agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 14, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

15.       Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16.       Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

17.       Judgment Currency. The Company agrees to indemnify the Dealer Manager, its directors, officers, affiliates and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by the Dealer Manager as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

18.       Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the Cayman Islands, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

19.       Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

20.       Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21.       Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Exchange Act) of the Exchange Offer.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Effective Date” shall mean the time the Registration Statement is declared effective under the Securities Act.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Date” shall mean the date on which the Company issues the Ordinary Shares in exchange for the Warrants pursuant to the Exchange Offer.

“Expiration Date” shall mean 11:59 p.m., Eastern Daylight Time on May 15, 2018, as may be extended by the Company in its sole discretion.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Information Agent” shall mean D.F. King & Co., Inc.

“Material Adverse Change” shall mean, with respect to the Company, any change that is materially adverse to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

“Offering Documents” shall mean the Pre-Effective Registration Statement, the Registration Statement, the Preliminary Prospectus, the Prospectus, the accompanying letter of transmittal and consent, the Schedule TO, the Rule 165 Material, the notice of guaranteed delivery, and all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority in connection with the Exchange Offer or the Consent Solicitation, each as prepared or approved by the Company.

“Pre-Effective Registration Statement” shall mean the registration statement, filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it is initially filed with the Commission.

“Preliminary Prospectus” shall mean the preliminary prospectus that is used prior to the filing of the Prospectus, as amended or supplemented from time to time, including any documents incorporated in the Preliminary Prospectus by reference.

“Prospectus” shall mean the final prospectus included in the Registration Statement (including any documents incorporated in the Prospectus by reference), except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act), the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use.

“Registration Statement” shall mean the registration statement filed by the Company with the Commission registering the Exchange Offer under the Securities Act, including exhibits thereto and any documents incorporated by reference therein or deemed part of such registration statement pursuant to Rule 430C under the Securities Act, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) under the Securities Act relating thereto after the effective date of such registration statement, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement.

“Rule 165 Material” shall mean any written communication made in connection with or relating to the Exchange Offer in reliance on Rule 165 of the Securities Act, and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act.

“Schedule TO” shall mean the tender offer statement filed with the Commission on Schedule TO, including any documents incorporated by reference therein, with respect to the Exchange Offer, including any amendment or supplement thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“U.S.” or the “United States” shall mean the United States of America.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the Dealer Manager.

Very truly yours,

CISION LTD.

By	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer

The foregoing Agreement is hereby

confirmed and accepted as of the

date first above written:

CITIGROUP GLOBAL MARKETS INC.

By  /s/ Steven Pearlman

Name: Steven Pearlman

Title: Managing Director

Schedule B

Significant Subsidiaries

Canyon Holdings S.à r.l.

Canyon Investments S.à r.l.

Canyon Companies S.à r.l.

Canyon Group S.à r.l.

Canyon UK Americas Limited

Canyon Valor Holdings, Inc.

Canyon Valor Companies, Inc.

Cision US Inc.

PRN Delaware, Inc.

PR Newswire Association LLC

CNW Group Ltd

Canyon UK Investments Ltd

Vocus International B.V.

PWW International Ltd